Note 21 - Derivatives - Amounts Recorded on the Balance Sheet Related to Cumulative Basis Adjustments for Fair Value Hedges (Details) - Fair Value Hedging [Member] - Designated as Hedging Instrument [Member] - Interest Rate Swap [Member] - USD ($)
$ in Thousands
	Dec. 31, 2020	Dec. 31, 2019
Carrying Amount of the Hedged Assets	$ 29,575	$ 0
Cumulative Amount of Fair Value Hedging Adjustment Included in the Carrying Amount of the Hedged Assets	$ (158)	$ 0